                                                                    Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of iDial Networks,  Inc. on
Form SB-2,  of our report  dated  March 6, 2000  appearing  in the  Registration
Statement,  and to the  reference  to us under  the  heading  "Experts"  in such
Registration Statement.

                               /s/ Ehrhardt Keefe Steiner & Hottman PC
                               Ehrhardt Keefe Steiner & Hottman PC

Dated January 30, 2002
Denver, Colorado